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                                                                   Exhibit 10.14

                             SUBSCRIPTION AGREEMENT

     This Subscription Agreement, dated as of November 22, 2004, is between Dresser-Rand Holdings, LLC, a Delaware limited liability company (the "Company"), and the individual whose name appears on the signature page hereof (the "Purchaser"). Capitalized terms used in this Agreement have the meaning given in the Amended and Restated Limited Liability Company Agreement of the Company, dated as of October 29, 2004 (the "LLC Agreement").

     The Company and the Purchaser hereby agree as follows:

     Section 1. Acquisition and Issuance of Units. On November 22, 2004 (the "Closing"), the Purchaser shall make a Capital Contribution in the amount set forth on the signature page hereof and the Purchaser shall acquire, and the Company shall issue to the Purchaser, the number of Common Units set forth on the signature page hereof (the "Common Units") and the number of Service Units and Exit Units on the signature page hereof (together with the Common Units, the "Units"), and the Managing Members shall amend Schedule A to reflect such issuances. Upon issuance of the Units and delivery by the Purchaser of an executed signature page to the LLC Agreement, the Purchaser shall be admitted as a Management Member.

     Section 2. Purchaser's Acknowledgements and Representations. As of the date hereof and again as of the Closing, the Purchaser makes and shall be deemed to make, to and for the benefit of the Company, the acknowledgements, representations and agreements provided for in the LLC Agreement.

                          [The signature page follows]
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     IN WITNESS WHEREOF, the Company and the Purchaser have executed this
Agreement as of the date first above written.

                                        DRESSER-RAND HOLDINGS, LLC


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------


                                        PURCHASER:


                                        ----------------------------------------
                                        ((Name))

                                        Address of the PURCHASER:

                                        ((Address))

Number of Common Units: ((Shares))

Total Capital Contribution: $((Share_Amount))

Number of Service Units:
Number of Exit Units Tranche A
Number of Exit Units Tranche B
Number of Exit Units Tranche C
Number of Exit Units Tranche D
Number of Exit Units Tranche E


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